Exhibit 10.2
AMENDMENT NO. 1
to
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
          THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (the “Amendment”) is made as of September 19, 2008, by and among NISOURCE FINANCE CORP. (the “Borrower”), NISOURCE INC. (the “Guarantor”), the lenders from time to time parties thereto (the “Lenders”) and BARCLAYS BANK PLC, as issuer of letters of credit (the “LC Bank”) and as administrative agent (the “Administrative Agent”) under that certain Amended and Restated Revolving Credit Agreement dated as of July 7, 2006, by and among the Borrower, the Guarantor, the Lenders and the Administrative Agent (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.
WITNESSETH
          WHEREAS, the Borrower, the Guarantor, the Lenders, the LC Bank and the Administrative Agent are parties to the Credit Agreement; and
          WHEREAS, the Borrower and the Guarantor have requested that the Lenders, the LC Bank and the Administrative Agent amend the Credit Agreement on the terms and conditions set forth herein;
          WHEREAS, the Borrower, the Guarantor, the Administrative Agent, the LC Bank and the Required Lenders under Section 11.02 of the Credit Agreement have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Credit Agreement:
1.	Amendments to the Credit Agreement. Effective as of September 19, 2008 and subject to the satisfaction of the condition precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
1.1.	Section 1.01 of the Credit is amended to insert alphabetically therein the following defined term:
     “Tawney Litigation” means Estate of Garrison G. Tawney, et al. v. Columbia Natural Resources, LLC, et al., Civil Action No. 03-C-10E (Circuit Court of Roane County, West Virginia), petition for writ of certiorari, NiSource Inc., et al. v. Estate of Tawney, et al., U.S. Supreme Court No. 08-219 and No. 08-228.

1.2.	Section 8.01(h) of the Credit Agreement is amended to delete clause (ii) thereof in its entirety and to substitute the following therefor:
(ii) there shall be any period of 30 consecutive days (or, solely with respect to the Tawney Litigation, a period of 30 consecutive days from and after July 1, 2009) during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect, except that, with respect to the Tawney Litigation, expiration or any other failure of a stay of judgment to be in place shall have no effect under clause (ii) of this Section 8.01(h), either as a Default or, after lapse of time, as an Event of Default, prior to July 1, 2009; or
2.	Condition of Effectiveness. The effectiveness of this Amendment is subject to the condition precedent that the Administrative Agent shall have received duly executed originals of this Amendment from each of the Borrower, the Guarantor, the Required Lenders under Section 11.02 of the Credit Agreement, the LC Bank and the Administrative Agent.
3.	Representations and Warranties of the Borrower and the Guarantor. Each of the Borrower and the Guarantor hereby represents and warrants as follows:
(a)	Each of the Borrower and the Guarantor hereby represents and warrants that this Amendment and the Credit Agreement as previously executed and as modified hereby constitute legal, valid and binding obligations of the Borrower and the Guarantor and are enforceable against the Borrower and the Guarantor in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally).
(b)	Upon the effectiveness of this Amendment and after giving effect hereto, each of the Borrower and the Guarantor hereby (i) reaffirms all covenants, representations and warranties made in the Credit Agreement as modified hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the date of this Amendment except that any such covenant, representation, or warranty that was made as of a specific date shall be considered reaffirmed only as of such date and (ii) certifies to the Administrative Agent, the LC Bank and the Lenders that no Default has occurred and is continuing.
4.	Reference to the Effect on the Credit Agreement.
4.1.	Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Credit Document shall mean and be a reference to the Credit Agreement as modified hereby.
4.2.	Except as specifically modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection

2

therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
4.3.	The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the LC Bank or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
5.	GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
6.	Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.	Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

3

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

NISOURCE FINANCE CORP., as Borrower
By:	/s/ David J. Vajda
	Name:	David J. Vajda
	Title:	Vice President and Treasurer

NISOURCE INC., as Guarantor
By:	/s/ David J. Vajda
	Name:	David J. Vajda
	Title:	Vice President and Treasurer

BARCLAYS BANK PLC, as a Lender, as LC Bank and as Administrative Agent
By:	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director

Signature Page to Amendment No. 1 to
Amended and Restated Revolving Credit Agreement

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Karim Blasetti

Name:	Karim Blasetti
Title:	Vice President

By:	/s/ Christopher Day

Name:	Christopher Day
Title:	Associate
Signature Page to Amendment No. 1 to
Amended and Restated Revolving Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Helen D. Davis

Name:	Helen D. Davis
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Chi-Cheng Chen

Name:	Chi-Cheng Chen
Title:	Authorized Signatory

CITICORP USA, INC., as a Lender

By:	/s/ Amit Vasani

Name:	Amit Vasani
Title:	Vice President

BNP PARIBAS, as a Lender

By:	/s/ Denis O’Meara

Name:	Denis O’Meara
Title:	Managing Director

By:	/s/ Andrew Platt

Name:	Andrew Platt
Title:	Managing Director

DEUTSCHE BANK AG NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:	/s/ Thomas Brady

Name:	Thomas Brady
Title:	Managing Director

By:	/s/ Mark McGuigan

Name:	Mark McGuigan
Title:	Vice President

MIZUHO CORPORATE BANK, LTD., NEW YORK BRANCH, as a Lender

By:	/s/ Raymond Ventura

Name:	Raymond Ventura
Title:	Deputy General Manager

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:	/s/ Andrew N. Taylor

Name:	Andrew N. Taylor
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Shawn Young

Name:	Shawn Young
Title:	Director

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Patrick N. Martin

Name:	Patrick N. Martin
Title:	Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Phillip McCaulay

Name:	Phillip McCaulay
Title:	Second Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Helmut Vogel

Name:	Helmut Vogel
Title:	Credit Officer

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ James N. DeVries

Name:	James N. DeVries
Title:	Senior Vice President